U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 29, 2010

LADYBUG RESOURCE GROUP, INC.

(Exact Name of registrant as specified in its Charter)

Nevada	333-153306	26-1973389
State of Incorporation	Commission File No.	I.R.S. Employer
Identification No.

11630 Slater Ave., N.E., Ste. 1A, Kirkland, WA	98034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, (425) 306 - 5028

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01

Completion of Acquisition

On December 6, 2010, Ladybug Resource Group completed the acquisition of the remaining 40% of the MAG International, Inc. shares from the MAG shareholders.

On October 29, 2010, Ladybug had acquired control of MAG International, Inc. with the acquisition of Eric and MaryAnn Baron's majority interest in MAG International, Inc. The initial purchase represented 60% of the issued and outstanding capital stock of MAG International, Inc.

Item 3.02

Unregistered Sales of Equity Securities.

Ladybug will issue the remaining fifteen MAG shareholders 37,800,000 Ladybug common shares in exchange for their MAG International, Inc. shares.

The shares were authorized for issuance in a non-public securities transaction exemption pursuant to Section 4(2) and Regulation D Rule 506 of the Securities Act of 1933, as amended. These shares are restricted securities and may not be publicly resold, without registration under the Act or unless exempt from the registration requirements.

LADYBUG RESOURCE GROUP, INC.

Dated: December 6, 2010

/s/ Eric Baron

By: Eric Baron

Title: President

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